1 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALSTON & BIRD LLP JEFFREY D. DINTZER, SBN 139056 jeffrey.dintzer@alston.com GARRETT B. STANTON, SBN 324775 garrett.stanton@alston.com 350 South Grand Avenue, 51st Floor Los Angeles, CA 90071-1410 Telephone: (213) 576-1000 Facsimile: (213) 576-1100 Attorneys for Plaintiffs, Petitioners and Cross-Defendants SABLE OFFSHORE CORP.; PACIFIC PIPELINE COMPANY Additional Counsel Listed on Signature Page SUPERIOR COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF SANTA BARBARA SABLE OFFSHORE CORP., a Delaware corporation; and PACIFIC PIPELINE COMPANY, a Delaware corporation, Plaintiffs and Petitioners, v. CALIFORNIA COASTAL COMMISSION, a state agency; and DOES 1 through 25, inclusive, Defendants and Respondents. Case No. 25CV00974 Assigned for all purposes to: Hon. Thomas P. Anderle PLAINTIFFS’ NOTICE OF MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT [Filed concurrently with Memorandum of Points and Authorities; Declaration of Jeffrey D. Dintzer; and [Proposed] Order] CALIFORNIA COASTAL COMMISSION, a state agency, Cross-Complainant, Defendant and Respondent, v. SABLE OFFSHORE CORP., a Delaware corporation; PACIFIC PIPELINE COMPANY, a Delaware corporation; and DOES 1 through 25, inclusive, Cross-Defendants, Plaintiffs, and Petitioners. Hearing Date: Time: __:00 a.m. Dept.: 3 Complaint Filed: February 18, 2025 Amended Complaint Filed: April 16, 2025 Hearing on Writ Petition: October 15, 2025

2 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO THE COURT, ALL PARTIES, AND THEIR RESPECTIVE ATTORNEYS OF RECORD: PLEASE TAKE NOTICE that on ___________, 2025, at ___:00 a.m., in Department 3 of the California Superior Court for the County of Santa Barbara, Anacapa Division, located at 1100 Anacapa Street, Santa Barbara, CA 93121-1107, Plaintiffs, Petitioners, and Cross-Defendants Sable Offshore Corp. (“Sable”) and Pacific Pipeline Company (“PPC” and collectively “Plaintiffs”) will and hereby do move for leave to file their Second Amended Complaint (copy of which is attached to the Declaration of Jeffrey D. Dintzer) to amend Plaintiffs’ Third Cause of Action for inverse condemnation claim to include a specific damages amount in excess of $347,000,000, and Plaintiffs are additionally entitled to reputational damages in an amount to be determined. Code of Civil Procedure sections 576 and 473, subdivision (a)(1) expressly authorize this Court to grant Plaintiffs leave to amend their complaints at any time before or after the commencement of trial in the furtherance of justice. Leave to amend is proper here. Defendant California Coastal Commission will not be prejudiced by this amendment, which only adds a specific damages amount to an existing claim, and no trial date has been set in this matter. (Kitteredge Sports Co. v. Super. Ct. (1989) 213 Cal.App.3d 1045, 1048 [motions for leave to amend are frequently granted, and their denial is rarely justified, particularly where the new claims “relate to the same general set of facts” previously pleaded].) Thus, this request for leave is timely made. As such, the Court should grant Plaintiffs leave to amend their respective Second Amended Complaint in the form attached to the Declaration of Jeffrey D. Dintzer, which shall be filed and served within five (5) days of the Court granting this Motion in accordance with Code of Civil Procedure section 471.5, subdivision (a). / / / / / / / / / / / / / / / / / / / / /

3 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Motion is based upon this Notice, the accompanying Memorandum of Points and Authorities, the Declaration of Jeffrey D. Dintzer, all pleadings, papers, and records in this action, and/or such further oral and documentary evidence presented before or at the hearing on this Motion. DATED: October 6, 2025 Respectfully submitted, ALSTON & BIRD LLP JEFFREY D. DINTZER GARRETT B. STANTON FAUVER, LARGE, ARCHBALD & SPRAY LLP TREVOR D. LARGE _______________________________ Jeffrey D. Dintzer Attorneys for Plaintiffs, Petitioners and Cross-Defendants SABLE OFFSHORE CORP. PACIFIC PIPELINE COMPANY

4 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 MEMORANDUM OF POINTS AND AUTHORITIES I. INTRODUCTION Plaintiffs, Petitioners, and Cross-Defendants Sable Offshore Corp. (“Sable”) and Pacific Pipeline Company (“PPC” and collectively “Plaintiffs”) seek leave to amend their First Amended Complaint to assert specific damages amount for their existing Third Cause of Action for inverse condemnation in an amount in excess of $347,000,000. Plaintiffs also seek to further clarify that Plaintiffs are additionally entitled to reputational damages in an amount to be determined. Plaintiffs have had an opportunity to evaluate and identify the amount of damages they claim against Defendant California Coastal Commission (“Commission” or “Defendant”) supporting Plaintiffs’ Third Cause of Action. As a result, Plaintiffs’ proposed amendment seeks to include such information into the Complaint. Granting leave to amend would thus not prejudice the Commission or enlarge the issues in this case; in fact, it would conserve judicial resources by providing more information relevant to Plaintiffs’ existing Third and Fifth Causes of Action. Moreover, the motion for leave to amend is timely made. Plaintiffs, after reviewing and evaluating its claims and potential damages, are only seeking to include a dollar amount that more specifically states their claims. No trial has been set. Accordingly, Plaintiffs seek leave to amend their complaint to amend their existing Third Cause of Action to include a specific damages amount. II. BACKGROUND On February 18, 2025, Plaintiffs filed their Original Complaint for damages, declaratory relief, and injunctive relief. On April 16, 2025, following the Commission’s issuance of the April 10 Orders, Plaintiffs filed their Amended Complaint, asserting six causes of action. Under the first cause of action, Plaintiffs seek a writ of traditional mandamus pursuant to Code of Civil Procedure section 1085, or, alternatively, a writ of administrative mandamus pursuant to Code of Civil Procedure section 1094.5, directing the Commission to set aside the NOVs, EDCDOs, and April 10 Orders because (1) they are contrary to the Public Resources Code, including sections 30809(a) and 30810, (2) their issuance by the Commission unlawfully usurps the County’s delegated

5 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 coastal development permitting authority concerning the Pipelines under the County’s LCP, pursuant to Public Resources Code section 30519, and (3) their issuance constitutes an abuse of discretion that is unsupported by substantial evidence and inconsistent with prior authoritative environmental reviews and findings. (FAC, ¶¶ 132-145.) Plaintiffs seek a declaration of their rights on these same issues in their second cause of action. (Id., ¶ 147.) Plaintiffs’ third cause of action seeks damages on the grounds that the NOVs, EDCDOs, and April 10 orders infringe upon and violate Plaintiffs’ vested rights and constitute an unlawful taking of Plaintiffs’ property without prior, just compensation. (FAC, ¶¶ 150-158.) Plaintiffs’ fourth and fifth causes of action seek declaratory relief on the same grounds. (Id., ¶ 159-175.) Under the sixth cause of action, Plaintiffs seek declaratory relief pursuant to Public Resources Code section 30803 to restrain the Commission’s enforcement of EDCDO ED-25-CD-01 and April 10 Order. (FAC, ¶¶ 177-179.) On July 7, 2025, the Commission filed its Answer to Plaintiffs’ Verified Amended Complaint. III. ARGUMENT A. Leave to Amend is Liberally Granted Code of Civil Procedure sections 576 and 473, subdivision (a)(1) authorize this Court to grant Plaintiffs leave to amend their complaints at any time before or after the commencement of trial in the furtherance of justice. (See Code Civ. Proc., § 576 [“Any judge, at any time before or after commencement of trial, in the furtherance of justice, and upon such terms as may be proper, may allow the amendment of any pleading. . .”].) California courts accord liberal discretion in allowing parties to amend their pleadings, and “[w]here no prejudice is shown to the adverse party, the liberal rule of allowance prevails.” (Higgins v. Del Faro (1981) 123 Cal.App.3d 558, 564; see generally, e.g., Herrera v. Super. Ct. (1984) 158 Cal.App.3d 255; Berman v. Bromberg (1997) 56 Cal.App.4th 936.) Motions for leave to amend are frequently granted, and their denial is rarely justified, particularly where the new claims “relate to the same general set of facts” previously pleaded. (Kitteredge Sports Co. v. Super. Ct. (1989) 213 Cal.App.3d 1045, 1048; Morgan v. Super. Ct. (1959) 172 Cal.App.2d 527, 530 [“it is a rare case in which ‘a court will be justified in refusing a party leave to amend his pleadings so that he may properly present his case’”] [quoting Guidery v. Green (1892) 95 Cal. 630, 633].) When a motion

6 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to amend is “timely made” and “will not prejudice the opposing party, it is error to refuse permission to amend and where the refusal also results in a party being deprived of a right to assert a meritorious cause of action or a meritorious defense, it is not only error but an abuse of discretion.” (Morgan v. Super. Ct., supra, 172 Cal.App.2d at p. 530.) B. The Commission Is Not Prejudiced By the Amendment. Leave to amend should be granted because the Commission is not prejudiced by the proposed amendment. The amendment does not alter the nature of this action or any claim within it. In fact, the amendment will “relate to the same general set of facts” previously pleaded. (Kitteredge Sports Co. v. Super. Ct., supra, 213 Cal.App.3d at p. 1048.) Additionally, there is no prejudice to the Commission to include a specific damages amount for an existing claim agianst it. The specific damages amount will, instead, conserve judicial resources. C. Plaintiffs’ Motion is Timely. Further, the timing of Plaintiffs’ Motion does not prejudice the Commission because the specific damages amount relates to Plaintiffs’ Third Cause of Action, and the Court has not yet set a trial date. Plaintiffs, thus, are not seeking to amend their complaint at the eve of trial. Instead, they seek to amend their complaint sufficiently before the fact discovery cutoff. / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /

7 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IV. CONCLUSION For the foregoing reasons, Plaintiffs respectfully request that the Court enter an order granting Plaintiffs leave to file their proposed Second Amended Complaint (attached to the Declaration of Jeffrey D. Dintzer), which shall be filed and served within five (5) days of the Court granting this Motion in accordance with Code of Civil Procedure section 471.5, subdivision (a). DATED: October 6, 2025 Respectfully submitted, ALSTON & BIRD LLP JEFFREY D. DINTZER GARRETT B. STANTON FAUVER, LARGE, ARCHBALD & SPRAY LLP TREVOR D. LARGE _______________________________ Jeffrey D. Dintzer Attorneys for Plaintiffs, Petitioners and Cross-Defendants SABLE OFFSHORE CORP. PACIFIC PIPELINE COMPANY

8 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PROOF OF SERVICE I, Garrett Stanton, declare: I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action. My business address is Alston & Bird LLP, 350 South Grand Avenue, 51st Floor, Los Angeles, CA 90071. On October 6, 2025, I served the document PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT on the interested parties in this action addressed as follows: See Attached Service List 1.  BY ELECTRONIC SERVICE on the date stated below, I caused the document(s) described above to be served electronically on the recipients designated on the Transaction Receipt pursuant to the parties’ stipulation establishing the authorizing e- service of documents. I declare under penalty of perjury under the laws of the State of California that the above is true and correct. Executed on October 6, 2025, at Los Angeles, California. /s/ Garrett Stanton Garrett Stanton

9 PLAINTIFFS’ NOTICE OF MOTION AND MOTION FOR LEAVE TO FILE SECOND AMENDED COMPLAINT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 SERVICE LIST Wyatt Sloan-Tribe Isabella Langone Kevin Kelly Thomas Kinzinger John Natalizio Deputy Attorney General California Department of Justice Office of the Attorney General Public Rights Division Land Use and Conservation Section 300 S. Spring Street, Suite 1702 Los Angeles, California 90013 ATTORNEYS FOR DEFENDANTS: California Coastal Commission Telephone (213) 269-6380 Email: Wyatt.Sloan-Tribe@doj.ca.gov Isabella.Langone@doj.ca.gov Kevin.Kelly@doj.ca.gov Thomas.Kinzinger@doj.ca.gov John.Natalizio@doj.ca.gov